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                                                                   Exhibit 10.12

                                ESSEF CORPORATION
                                 as the Borrower


                                       And



                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   as Lenders

                                       And


                               NATIONAL CITY BANK
                             as Administrative Agent


                                       and


                               ABN AMRO BANK N. V.
                              as Syndication Agent




                              ---------------------

                                 AMENDMENT NO. 1
                                   dated as of
                                  July 1, 1997

                                       to

                                CREDIT AGREEMENT
                                   dated as of
                                 April 28, 1997
                              ---------------------




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               AMENDMENT NO. 1 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of July 1, 1997, among ESSEF CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "Borrower"); the financial institutions listed on the signature pages hereof (the "Lenders"); NATIONAL CITY BANK, a national banking association, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement; and ABN AMRO BANK N. V., as Syndication Agent under the Credit Agreement:

     PRELIMINARY STATEMENTS:

               1. The Borrower, the Lenders named therein, the Administrative Agent and the Syndication Agent entered into the Credit Agreement, dated as of April 28, 1997 (herein referred to as the "Credit Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

               2. The parties hereto desire to make certain minor or technical changes in the terms and provisions of the Credit Agreement, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 2.1. AMENDMENTS.

          2.2. METHOD AND PLACE OF PAYMENT. The first sentence of section 5.3 of the Credit Agreement is amended and restated in its entirety so as to include appropriate reference to the obligation of the Borrower to make payments in respect of General Revolving Loans denominated in an Alternative Currency in that Alternative Currency, with the result that such sentence, as so amended, reads in its entirety as follows:

     Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent for the ratable (based on its pro rata share) account of the Lenders entitled thereto, not later than 12:00 noon (local time at the Payment Office) on the date when due and shall be made at the Payment Office in immediately available funds and (i) in the case of payments of principal or interest relating to General Revolving Loans denominated in an Alternative Currency, in that Alternative Currency, and (ii) in all other cases, in lawful money of the United States of America, it being understood that written notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower's account



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     at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account.

          2.3 TEMPORARY INCREASE IN SWING LINE REVOLVING LOAN COMMITMENT. During the period from the effective date of this Amendment through September 2, 1997, the Swing Line Revolving Loan Commitment of National City Bank specified in Annex I to the Credit Agreement shall be increased from $5,000,000 to $10,000,000. The Borrower will contemporaneously herewith execute and deliver to National City Bank a new Swing Line Revolving Note evidencing such increased Swing Line Revolving Loan Commitment.

          2.4. BENEFIT OF AGREEMENT. The words "no Borrower may assign" in the proviso to the first sentence of section 13.4(a) of the Credit Agreement are changed to "the Borrower may not assign".

     SECTION 2.5. EFFECTIVENESS.

     This Amendment shall become effective as of the date hereof if this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and the Administrative Agent shall have been notified by Lenders constituting the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution). The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

     SECTION 2.7. RATIFICATIONS.

     The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


     SECTION 2.8. MISCELLANEOUS.

         2.9 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.


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          2.10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

          2.11. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

          2.12. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

          2.13. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

          2.14. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

          2.15. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          2.16. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters




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covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

          2.17. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                                   ESSEF CORPORATION


                                     By:____________________________________
                                        Executive Vice President
                                        & Chief Financial Officer


                                   NATIONAL CITY BANK,
                                        individually and as
                                        Administrative Agent




                                   By:____________________________________
                                        Vice President


                                   ABN AMRO BANK N. V.,
                                        individually and as
                                        Syndication Agent




                                   By:____________________________________
                                        Title:



                                   And:____________________________________
                                        Title:

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                           ACKNOWLEDGMENT AND CONSENT


     For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 1 to Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

     Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders, the Administrative Agent, and the Syndication Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.


                              ENPAC Corporation
                              ADVANCED STRUCTURES, INC.
                              PAC-FAB, INC.
                              PUREX POOL SYSTEMS, INC.
                              COMPOOL, INC.
                              SANFORD TECHNOLOGY CORPORATION
                              GENERAL ACQUATICS CORPORATION
                              ANTHONY AND SYLVAN POOLS CORPORATION



                              By:________________________________________
                                   Vice President and/or Treasurer or
                                   Assistant Treasurer of each
                                   of the above corporations